EXHIBIT 99.3

ASSET REPRESENTATIONS REVIEW AGREEMENT

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2020-B,

as Issuing Entity,

and

WORLD OMNI FINANCIAL CORP.,

as Servicer,

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

_____________________________

Dated as of October 14, 2020

_____________________________

i

Schedule A – Review Materials
Schedule B – Representations, Warranties and Tests

ii

This ASSET REPRESENTATIONS REVIEW AGREEMENT (this “Agreement”), dated as of October 14, 2020, by and among WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2020-B, a Delaware statutory trust (the “Issuing Entity”), WORLD OMNI FINANCIAL CORP., a Florida corporation (the “Servicer”), and Clayton Fixed Income Services LLC, a Delaware limited liability company (the “Asset Representations Reviewer”).

WHEREAS, the Issuing Entity will engage the Asset Representations Reviewer to perform reviews of certain Transaction Leases for compliance with certain representations and warranties made with respect thereto; and

WHEREAS, the Asset Representations Reviewer desires to perform such reviews of Transaction Leases in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.
USAGE AND DEFINITIONS

Section 1.01        Usage and Definitions.

Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Indenture, dated as of October 14, 2020 (the “Indenture”), among MUFG Union Bank, N.A., as indenture trustee, and the Issuing Entity, or if not defined therein, in the 2020-B Exchange Note Supplement to Collateral Agency Agreement, dated as of October 14, 2020, among World Omni LT, as borrower, Auto Lease Finance LLC, as initial beneficiary, AL Holding Corp., as closed-end collateral agent, and U.S. Bank National Association, as closed-end administrative agent.

Section 1.02        Definitions.

Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Annual Fee” has the meaning stated in Section 4.02(a).

“Confidential Information” has the meaning stated in Section 4.08(b).

“Eligible Representations” shall mean those representations identified within the “Tests” included in Schedule B.

“Information Recipients” has the meaning stated in Section 4.08(a).

“Indemnified Person” has the meaning stated in Section 4.05(a).

“Issuing Entity PII” has the meaning stated in Section 4.09(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.09(a).

“Review Fee” has the meaning stated in Section 4.02(b).

“Review Materials” means the documents, data, and other information required for each “Test” in Schedule A.

“Review Transaction Lease” means those Transaction Leases that have been Delinquent Units for 60 days or more as of the last day of the preceding Collection Period identified by the Servicer as requiring a Review by the Asset Representations Reviewer following receipt of a Review Notice according to Section 3.01.

“Review Report” has the meaning stated in Section 3.04.

“Tests” mean the procedures listed in Schedule B as applied to the process described in Section 3.03.

“Test Complete” has the meeting stated in Section 3.03(c).

“Test Fail” has the meaning stated in Section 3.03(a).

“Test Pass” has the meaning stated in Section 3.03(a).

ARTICLE II.

ENGAGEMENT; ACCEPTANCE

Section 2.01        Engagement; Acceptance.

The Issuing Entity hereby engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Issuing Entity. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.02        Confirmation of Status.

The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Transaction Leases for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Transaction Documents.

Section 2.03        Consent to Filing.

The Asset Representations Reviewer hereby consents to the filing of this Agreement, including the schedules hereto, with the Commission.

ARTICLE III.
ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.01        Review Notices and Identification of Review Transaction Leases.

On receipt of a Review Notice from the Indenture Trustee according to Section 7.5(c) of the Indenture, the Asset Representations Reviewer will start a Review. The Servicer will provide the list of Review Transaction Leases to the Asset Representations Reviewer promptly upon receipt of the Review Notice.

The Asset Representations Reviewer will not be obligated to start, and will not start, a Review until a Review Notice and the related list of Review Transaction Leases is received. The Asset Representations Reviewer is not obligated to verify (i) whether the conditions to the initiation of the Review and the issuance of a Review Notice described in Section 7.5 of the Indenture were satisfied or (ii) the accuracy or completeness of the list of Review Transaction Leases provided by the Servicer.

Section 3.02        Review Materials.

(a)            Access to Review Materials. Within 60 days of receipt of a Review Notice, the Servicer will provide the Asset Representations Reviewer with access to the Review Materials for all Review Transaction Leases in one or more of the following ways, at its option: (i) by providing access to the Servicer’s systems, either remotely or at an office of the Servicer, (ii) by electronic posting to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at an office of the Servicer or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials. The Asset Representations Reviewer shall be entitled to rely in good faith, without independent investigation or verification, that the Review Materials are accurate and complete in all material respects, and not misleading in any material respect.

(b)            Missing or Insufficient Review Materials. Upon receipt of the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer determines any missing or insufficient Review Materials, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than 20 days before completing the Review. The Servicer will have 15 days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct the insufficiency. If the missing Review Materials or other documents have not been provided by the Servicer within 15 days, the related Review Report will report a Test Fail for each Test that requires use of the missing or insufficient Review Materials.

Section 3.03        Performance of Reviews.

(a)            Test Procedures. For a Review, the Asset Representations Reviewer will perform, for each Review Transaction Lease, the Tests for each Eligible Representation. In the course of its review, the Asset Representations Reviewer will use the Review Materials listed in Schedule A as specified in the description of each Test under Schedule B. For each Test and Review Transaction Lease, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”). During the course of its review, the Asset Representations Reviewer will provide the Issuing Entity and the Servicer with a preliminary list of any Test Fail and the issues identified and, at that time, the Servicer has the option of electing to provide additional Review Materials or information which the Asset Representations Reviewer will analyze and consider in preparing the Review Report.

(b)            Review Period. The Asset Representations Reviewer will complete the Review within 60 days of receiving access to the Review Materials. However, if missing or additional Review Materials are provided to the Asset Representations Reviewer as described in Sections 3.02(b) or 3.03(a), the Review period will be extended for an additional 30 days.

(c)            Completion of Review for Certain Review Transaction Leases. Following the delivery of the list of the Review Transaction Leases and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if all amounts owing under a Review Transaction Lease are paid in connection with the scheduled expiration or early termination of such Review Transaction Lease or otherwise satisfied or reallocated from the 2020-B Reference Pool in accordance with Section 2.3(c) of the Exchange Note Sale Agreement or Section 13.12 of the Exchange Note Servicing Supplement. On receipt of such notice, the Asset Representations Reviewer will immediately terminate all Tests of the related Review Transaction Lease, and the Review of such Review Transaction Leases will be considered complete (a “Test Complete”). In this case, the related Review Report will indicate a Test Complete for such Review Transaction Lease and the related reason.

(d)            Previously Reviewed Transaction Leases; Duplicative Tests. If any Review Transaction Lease was included in a prior Review, the Asset Representations Reviewer will not conduct additional Tests on such Review Transaction Lease, but will include the previously reported Test results in the Review Report for the current Review. If the same Test is required for more than one Eligible Representation, the Asset Representations Reviewer will only perform the Test once for each Review Transaction Lease, but will report the results of the Test for each applicable Eligible Representation on the Review Report.

(e)            Termination of Review. If a Review is in process and the Notes will be paid in full on the next Payment Date, the Servicer or the Administrator will notify the Asset Representations Reviewer no less than ten (10) days before that Payment Date. On receipt of such notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report.

(f)             Review Systems; Personnel. The Asset Representations Reviewer will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Review Transaction Lease and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Reviews as required by this Agreement.

Section 3.04        Review Report.

Within 5 days after the end of the applicable Review period under Section 3.03(b), the Asset Representations Reviewer will deliver to the Administrator on behalf of the Issuing Entity, the Servicer, and the Indenture Trustee a review report (the “Review Report”) indicating for each Review Transaction Lease whether there was a Test Pass, Test Fail or Test Complete for each related Test. For each Test Fail or Test Complete, the Review Report will indicate the related reason, including (for example) whether the Review Transaction Lease was a Test Fail as a result of missing or incomplete Review Materials. The Review Report will contain a summary of the Review results to be included in the Issuing Entity’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any PII. On reasonable request of the Servicer, the Asset Representations Reviewer will provide additional details on the Test results.

Section 3.05        Review Representatives.

(a)            Servicer Representative. The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Review Materials on the Servicer’s or World Omni’s originations, lease or other systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b)            Asset Representations Review Representative. The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuing Entity and the Servicer during the performance of a Review.

(c)            Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from Noteholders or any other Person and will direct such Persons to submit written questions or requests to the Indenture Trustee.

Section 3.06        Dispute Resolution.

If a Review Transaction Lease that was the subject of a Review becomes the subject of a dispute resolution proceeding under Section 2.3(d) of the Exchange Note Sale Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and, for any mediation proceeding, will be paid by a party to the dispute resolution as determined by the mutual agreement of such parties and, for any binding arbitration, will be paid by a party to the dispute resolution as determined by the arbitrator for the dispute resolution according to Section 2.3(d) of the Exchange Note Sale Agreement. If not paid by a party to the dispute resolution, the expenses will be reimbursed in accordance with Section 4.02(d) of this Agreement.

Section 3.07        Limitations on Review Obligations.

(a)            Review Process Limitations. The Asset Representations Reviewer will have no obligation (i) to determine whether the Delinquency Trigger has been met or exceeded or whether the required percentage of Noteholders has voted to direct a Review under the Indenture, (ii) to determine which Transaction Leases are subject to a Review, (iii) to obtain or confirm the validity of the Review Materials, (iv) to obtain missing or insufficient Review Materials except as specifically described herein, (v) to take any action or cause any other party to take any action under any of the Transaction Documents to enforce any remedies for breaches of representations or warranties about the Eligible Representations, (vi) to determine the reason for the delinquency of any Review Transaction Lease, the creditworthiness of any Closed-End Obligor, the overall quality of any Review Transaction Lease or the compliance by the Servicer with its covenants with respect to the servicing of such Review Transaction Lease, or (vii) to establish cause, materiality or recourse for any failed Test as described in Section 3.03.

(b)           Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the Tests, and will not be obligated to perform additional procedures on any Review Transaction Lease or to provide any information other than a Review Report. However, the Asset Representations Reviewer may provide additional information in a Review Report about any Review Transaction Lease that it determines in good faith to be material to the Review.

(c)            Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to a Review, including internal correspondence and work papers, until the earlier of (i) payment in full of the Notes and (ii) one year after the delivery of any Review Report. At the expiration of such period, the Asset Representations Reviewer shall return Review Materials to the Servicer.

ARTICLE IV.
ASSET REPRESENTATIONS REVIEWER

Section 4.01        Representations and Warranties of the Asset Representations Reviewer.

The Asset Representations Reviewer hereby makes the following representations and warranties as of the Closing Date:

(a)            Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b)            Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)            No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (i) conflict with, or be a breach or default under, any indenture, loan agreement, guarantee or similar document under which the Asset Representations Reviewer is a debtor or guarantor, (ii) result in the creation or imposition of a Lien on the properties or assets of the Asset Representations Reviewer under the terms of any indenture, loan agreement, guarantee or similar document, (iii) violate the organizational documents of the Asset Representations Reviewer or (iv) violate a law or, to the Asset Representations Reviewer’s knowledge, an order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its property that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d)            No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the completion of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e)            Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.01, and will notify the Issuing Entity and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.01.

Section 4.02        Fees and Expenses.

(a)            Annual Fee. As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee (the “Annual Fee”) with respect to each annual period prior to the termination of the Issuing Entity, in an amount equal to $5,000; provided, that the Asset Representations Reviewer will return to the Servicer or the Issuing Entity, as applicable, the pro rata portion of the Annual Fee to the extent the Issuing Entity is terminated prior to the end of an annual period for which an Annual Fee has been paid. The Annual Fee will be paid by the Servicer on the Closing Date and on each anniversary of the Closing Date until this Agreement is terminated.

(b)            Review Fee. Following the completion of a Review and the delivery of the related Review Report pursuant to Section 3.04, or the termination of a Review according to Section 3.03(e), and the delivery to the Issuing Entity and the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of $175 for each Review Transaction Lease for which the Review was started (the “Review Fee”) to be paid by the Servicer within 30 days upon receipt of such invoice. However, no Review Fee will be charged for any Review Transaction Lease (i) which was included in a prior Review, (ii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Review according to Section 3.03(e), (iii) for which no Tests were completed prior to the Asset Representations Reviewer being notified of all amounts owing under the Review Transaction Lease have been paid in connection with the scheduled expiration or early termination of such Review Transaction Lease, otherwise satisfied or reallocated from the 2020-B Reference Pool as described in Section 3.03(c), or (iv) due to missing or insufficient Review Materials under Section 3.02(b). However, if a Review is terminated according to Section 3.03(e), the Asset Representations Reviewer must submit its invoice to the Issuing Entity and the Servicer for the Review Fee for the terminated Review no later than ten (10) Business Days before the final Payment Date to be reimbursed on such final Payment Date.

(c)            Reimbursement of Travel Expenses. If the Servicer provides access to the Review Materials at one of its properties, the Servicer will reimburse the Asset Representations Reviewer for its reasonable out-of-pocket travel expenses incurred in connection with the Review promptly following receipt of a detailed invoice.

(d)            Dispute Resolution Expenses. If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.06 of this Agreement and its reasonable out-of-pocket expenses for participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days after the end of the proceeding, the Servicer will reimburse the Asset Representations Reviewer for such expenses promptly following receipt of a detailed invoice.

(e)            Payment of Invoices. When applicable pursuant to this Section 4.02 and Section 4.05, the Asset Representations Reviewer will invoice the Servicer at the notices address set forth in Section 16.3 of the Exchange Note Servicing Supplement, and all such invoices are payable within thirty (30) days of receipt. In the event fees and expenses of the Asset Representations Reviewer are not paid by the Servicer within sixty (60) days, the Asset Representations Reviewer will issue invoices to the Issuing Entity (with a copy to the Depositor) at the notices address set forth in Section 11.4 of the Indenture and the Issuing Entity shall pay all invoices submitted by the Asset Representations Reviewer according to the priority of payments in Sections 5.4(b) and 8.5(a) of the Indenture on the Payment Date following the month in which the invoice was received by the Issuing Entity.

Section 4.03        Limitation on Liability.

The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, punitive, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.04        Indemnification by Asset Representations Reviewer.

The Asset Representations Reviewer will indemnify each of the Titling Trust, the Titling Trustee, the Titling Trustee Agent, the Closed-End Collateral Agent, the Issuing Entity, World Omni, the Depositor, the Servicer, the Administrator, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all fees, expenses, losses, damages and liabilities, including without limitation, reasonable attorney’s fees and expenses relating to the enforcement of such indemnity, resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement, (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (c) the Asset Representation Reviewer’s breach of any of its obligations in Sections 4.08 and 4.09 of this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.04 will survive the termination of this Agreement, the termination of the Issuing Entity and the resignation or removal of the Asset Representations Reviewer.

Section 4.05        Indemnification of Asset Representations Reviewer.

(a)     Indemnification. The Issuing Entity will, or will cause the Servicer to, indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the reasonable out-of-pocket attorneys’ fees and other fees and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence, (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement or (iii) the Asset Representation Reviewer’s breach of any of its obligations in Sections 4.08 and 4.09 of this Agreement.

(b)     Proceedings. Promptly on receipt by an Indemnified Person of notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.05(a), notify the Issuing Entity and the Servicer of the Proceeding. The Issuing Entity or the Servicer may participate in and assume the defense and settlement of a Proceeding at its expense. If the Issuing Entity or the Servicer notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Issuing Entity or the Servicer assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Issuing Entity and the Servicer will not be liable for fees and expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Issuing Entity or the Servicer, as applicable, and an Indemnified Person. If there is a conflict, the Issuing Entity or the Servicer will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a Proceeding may be made without the approval of the Issuing Entity and the Servicer and the Indemnified Person, which approval will not be unreasonably withheld, conditioned or delayed.

(c)     Survival of Obligations. The Issuing Entity’s and the Servicer’s obligations under this Section 4.05 will survive the resignation or removal of the Asset Representations Reviewer and the termination of this Agreement. For the avoidance of doubt, indemnities, fees and expenses payable to the Asset Representations Reviewer pursuant to Sections 4.02 and 4.05 of this Agreement are not limited to the annual maximum amount set forth in the prospectus.

(d)     Repayment. If the Issuing Entity or the Servicer makes any payment under this Section 4.05 and the Indemnified Parties later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amount to the Issuing Entity or the Servicer, as applicable.

Section 4.06        Inspections of Asset Representations Reviewer.

The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Issuing Entity, the Servicer or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuing Entity’s, the Servicer’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuing Entity, the Servicer and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuing Entity, the Servicer or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Transaction Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.07        Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuing Entity and the Servicer, which consent will not be unreasonably withheld or delayed.

Section 4.08        Confidential Information.

(a)     Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.08, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuing Entity and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Reviews of Review Transaction Leases or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by the Depositor or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)     Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished to or obtained by the Asset Representations Reviewer before, on or after the date of this Agreement, including without limitation:

(i)          lists of Review Transaction Leases and any related Review Materials;

(ii)         origination and servicing guidelines, policies and procedures, and form leases;

(iii)        notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives; and

(iv)        all Issuing Entity PII.

However, except for Issuing Entity PII (which shall always be deemed to be Confidential Information), Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuing Entity or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuing Entity or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuing Entity or the Servicer provides permission to the applicable Information Recipients to release.

(c)     Protection. The Asset Representations Reviewer will protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, and shall use at least the same standard of care that it uses to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.09.

(d)     Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuing Entity and the Servicer with notice of the requirement and will cooperate, at the Servicer’s expense, in the Issuing Entity’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuing Entity or the Servicer is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e)     Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.08 by its Information Recipients.

(f)      Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuing Entity and the Servicer and the Issuing Entity and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuing Entity or the Servicer to enforce this Section 4.08, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

Section 4.09        Personally Identifiable Information.

(a)     Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuing Entity PII” means PII furnished by the Issuing Entity, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b)     Use of Issuing Entity PII. The Issuing Entity does not grant the Asset Representations Reviewer any rights to Issuing Entity PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuing Entity PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuing Entity and will only reproduce Issuing Entity PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws, rules, regulations and orders (including without limitation § 501(b) of the Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D-2)) applicable to PII, Issuing Entity PII or the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection (collectively, “Privacy Laws”). The Asset Representations Reviewer will protect and secure Issuing Entity PII and prevent the improper use or disclosure thereof. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuing Entity PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuing Entity PII, (iii) protect against unauthorized access to or use of Issuing Entity PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)     Additional Requirements and Limitations. In addition to the use and protection requirements described in Section 4.09(b), the Asset Representations Reviewer’s disclosure of Issuing Entity PII is also subject to the following requirements:

(i)          The Asset Representations Reviewer will not disclose Issuing Entity PII to its personnel or allow its personnel access to Issuing Entity PII except (A) for the Asset Representations Reviewer personnel who require Issuing Entity PII to perform a Review, (B) with the prior written consent of the Issuing Entity and the Servicer or (C) as required by applicable law. When permitted, the disclosure of or access to Issuing Entity PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuing Entity PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuing Entity PII on the proper use and protection of Issuing Entity PII.

(ii)         The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuing Entity PII with or to any third party without the prior written consent of the Issuing Entity and the Servicer.

(iii)        The Asset Representations Reviewer agrees, represents and warrants that the Asset Representations Reviewer has, and will continue to have, adequate administrative, technical, and physical safeguards designed to: (a) to ensure the security and confidentiality of all PII; (b) to protect against any anticipated threats or hazards to the security or integrity of PII; and (c) to protect against unauthorized acquisition of, access to or use of PII which could result in a “breach” as that terms is defined under applicable Privacy Laws, or substantial harm to Issuing Entity or Servicer or any individual about whom Issuing Entity or Servicer has or collects financial and other information.

(iv)        The Asset Representations Reviewer agrees to provide Issuing Entity and Servicer with information regarding its and its representatives’ privacy and information security systems, policies and procedures as Issuing Entity or Servicer may reasonably request relating to its compliance with this Agreement and applicable Privacy Laws. The Asset Representations Reviewer agrees to provide training in the Privacy Laws and Asset Representations Reviewer’s information security policies to all Asset Representations Reviewer personnel whose duties pursuant to this Agreement could bring them in contact with PII. The Asset Representations Reviewer shall comply at all times with Servicer’s information security policies and procedures in connection with any access to or use of Servicer’s network or systems.

(d)     Notice of Breach. The Asset Representations Reviewer will notify the Issuing Entity and the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuing Entity PII and, where applicable, immediately take action to prevent any further breach.

(e)     Return or Disposal of Issuing Entity PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuing Entity or the Servicer, all Issuing Entity PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuing Entity or the Servicer, returned to the Issuing Entity or the Servicer, as applicable, without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuing Entity or the Servicer. Where the Asset Representations Reviewer retains Issuing Entity PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuing Entity PII to that required by applicable law.

(f)      Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuing Entity regarding the Asset Representations Reviewer’s compliance with this Section 4.09. The Asset Representations Reviewer and the Issuing Entity agree to modify this Section 4.09 as necessary for either party to comply with applicable law.

(g)     Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuing Entity and the Servicer and each of their authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.09 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. Each of the Issuing Entity and the Servicer agrees to make reasonable efforts to schedule any audit described in this Section 4.09 with the inspections described in Section 4.06. The Asset Representations Reviewer will also permit the Issuing Entity and the Servicer during normal business hours on reasonable advance notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement and the Asset Representations Reviewer shall make commercially reasonable efforts to cause such service providers to permit the Issuing Entity and the Servicer to conduct such audit.

(h)     Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuing Entity’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.09, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party may enforce the PII related terms of this Section 4.09 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V.

REMOVAL, RESIGNATION

Section 5.01        Eligibility of the Asset Representations Reviewer.

The Asset Representations Reviewer must be a Person who (a) is not Affiliated with World Omni, the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee or any of their Affiliates and (b) was not, and is not Affiliated with a Person that was, engaged by World Omni or any underwriter to perform any due diligence on the Transaction Leases prior to the Closing Date.

Section 5.02        Resignation and Removal of Asset Representations Reviewer.

(a)     No Resignation. The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law. In such event, the Asset Representations Reviewer will deliver a notice of its resignation to the Issuing Entity and the Servicer, together with an opinion of counsel supporting its determination.

(b)     Removal. If any of the following events occur, the Issuing Entity, by notice to the Asset Representations Reviewer, may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)          the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.01;

(ii)         the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)        an Insolvency Event of the Asset Representations Reviewer occurs.

(c)     Notice of Resignation or Removal. The Issuing Entity will notify the Servicer, the Owner Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

(d)     Continue to Perform After Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.03(b).

Section 5.03        Successor Asset Representations Reviewer.

(a)     Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Issuing Entity will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.01.

(b)     Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuing Entity and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the Issuing Entity on substantially the same terms as this Agreement.

(c)     Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuing Entity and the Servicer and take all actions reasonably requested to assist the Issuing Entity in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The outgoing Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Issuing Entity and the Servicer or the successor Asset Representations Reviewer.

Section 5.04        Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.01, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuing Entity, the Servicer and the Administrator an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI.

OTHER AGREEMENTS

Section 6.01        Independence of the Asset Representations Reviewer.

The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuing Entity for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuing Entity, the Asset Representations Reviewer will have no authority to act for or represent the Issuing Entity and will not be considered an agent of the Issuing Entity. Nothing in this Agreement will make the Asset Representations Reviewer and the Issuing Entity members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.02        No Petition.

Each of the parties agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of all securities or Trust-Related Obligations issued by the Depositor, the Issuing Entity or by a trust for which the Depositor was a depositor or the Titling Trust, as applicable, it will not start or pursue against, or join any other Person in starting or pursuing against the Depositor, the Issuing Entity or the Titling Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar law. This Section 6.02 will survive the termination of this Agreement.

Section 6.03        Limitation of Liability of Owner Trustee.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as Owner Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) U.S. Bank Trust National Association has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuing Entity in this Agreement and (e) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents.

Section 6.04        Termination of Agreement.

This Agreement will terminate, except for the obligations under Section 4.04 and the other obligations of the Issuing Entity, the Servicer and the Asset Representations Reviewer specified as surviving the termination of this Agreement, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture, (b) the date the Issuing Entity is terminated under the Trust Agreement and (c) the removal or resignation of the Asset Representations Reviewer in accordance with the terms of this Agreement.

ARTICLE VII.

MISCELLANEOUS PROVISIONS

Section 7.01        Amendments.

(a)     This Agreement may be amended by the Issuing Entity, the Servicer and the Asset Representations Reviewer, without the consent of any of the Noteholders or the Certificateholders or any other Person, to cure any ambiguity or to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such amendments require: (i) satisfaction of the Rating Agency Condition or (ii) an Officer’s Certificate of the Servicer stating that the amendment will not materially and adversely affect the interest of any Noteholder or Certificateholder.

(b)     This Agreement may also be amended from time to time by the Issuing Entity, the Servicer and the Asset Representations Reviewer, with the consent of Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Controlling Securities (unless (i) the interests of the Noteholders are not affected materially and adversely, (ii) an Officer’s Certificate of the Servicer to that effect is delivered to the Indenture Trustee by the Depositor and (iii) satisfaction of the Rating Agency Condition) and the consent of the Holders (as defined in the Trust Agreement) of Certificates evidencing not less than 50% of the percentage interest of the Certificates (unless (i) the interests of the Certificateholders are not affected materially and adversely and (ii) an Officer’s Certificate of the Servicer to that effect is delivered to the Owner Trustee by the Depositor) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, (b) change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes or (c) reduce the consent percentages in this sentence, without the consent of the Holders of all outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates affected thereby.

(c)     Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

(d)     It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Section 7.02        Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)     Assignment. Except as stated in Section 5.04, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuing Entity and the Servicer.

(b)     Benefit of Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The Owner Trustee and the Indenture Trustee, for the benefit of the Noteholders, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer. No other Person will have any right or obligation under this Agreement.

Section 7.03        Notices.

(a)     Notices to Parties. All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:

(i)          for overnight mail, on delivery or, for registered first class mail, postage prepaid, three (3) days after deposit in the mail;

(ii)         for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)        for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)        for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has occurred.

(b)     Notice Addresses. Any notice, request, demand, consent, waiver or other communication will be addressed as follows: (a) in the case of the Servicer, World Omni Financial Corp., 250 Jim Moran Boulevard, Deerfield Beach, Florida 33442, Telecopy: (954) 429-2685, Attention: Treasurer, (b) in the case of the Issuing Entity or the Owner Trustee, at its Corporate Trust Office, and (c) in the case of the Asset Representations Reviewer, Clayton Fixed Income Services LLC, 2638 South Falkenburg Road, Riverview, FL 33578, Email: ARRNotices@clayton.com; with a copy to Covius Services, LLC, 720 S. Colorado Blvd., Suite 200, Glendale, CO 80246, Attention: Legal Department, or, in each case, to another address as a party may give by notice to the other parties.

Section 7.04        GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.05        WAIVER OF JURY TRIAL. Each party irrevocably waives, to the fullest extent permitted by law, THE right to trial by jury in legal proceeding relating to this agreement.

Section 7.06        No Waiver; Remedies. No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver. No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy. The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.07        Severability. If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.08        Headings. The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.09        Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Each of the parties agree that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement and such other documents may be made by facsimile, email or other electronic transmission.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the Issuing Entity, the Servicer, the Administrator and the Asset Representations Reviewer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2020-B, as Issuing Entity

By:	U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

WORLD OMNI FINANCIAL CORP., as Servicer

By:	/s/ Ronald J. Virtue
Name: Ronald J. Virtue
Title: Assistant Treasurer

CLAYTON FIXED INCOME SERVICES LLC, as Asset Representations Reviewer

By:	/s/ Adam Nichols
Name: Adam Nichols
Title: Chief Administrative Officer

Schedule A

Review Materials

•	Lease Agreement

•	List of Approved Forms

•	Data Tape

•	Title Documents

•	List of Purchase Office Associates

Sch. A

 World Omni Financial Corp. Lease Agreed Upon Procedures

Schedule B

Representations and Warranties and Tests

Exchange Note Sale Agreement Section 2.3(b) Representation:

i.	Each Closed-End Lease included in the 2020-B Reference Pool complies with all requirements of Applicable Law in all material respects,

Documents

Lease Agreement

List of Approved Forms

Procedures to be Performed

i.	Review the Lease Agreement and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-1

 World Omni Financial Corp. Lease Agreed Upon Procedures

Exchange Note Sale Agreement Section 2.3(b) Representation:

ii.	The information relating to each Transaction Unit set forth on Schedule 1 of the Exchange Note Supplement is true and correct in all material respects,

Documents

Lease Agreement

Data Tape

Procedures to be Performed

i.	Review the Data Tape and confirm that the terms of the Receivable match the terms of the Receivable from the Lease Agreement

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-2

 World Omni Financial Corp. Lease Agreed Upon Procedures

Exchange Note Sale Agreement Section 2.3(b) Representation:

iii.	As of the Cut-Off Date each Closed-End Lease with respect to a Transaction Unit allocated to the 2020-B Reference Pool was an Eligible Lease (as described below in Representations (i) through (xiv)),

Documents

Lease Agreement

Data Tape

Title Documents

List of Purchase Office Associates

Procedures to be Performed

i.	Confirm that the test questions for Representations (i) through (xiv) were answered with Pass responses

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-3

 World Omni Financial Corp. Lease Agreed Upon Procedures

Indenture Definitions: “Eligible Lease” means a Closed-End Lease:

Representation

(i)            relates to a new Toyota or Scion branded automobile or light duty truck, of a model year of 2016 or later,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm the Leased Vehicle is a new, used, or dealer demonstration vehicle

ii.	Review the Lease Agreement and confirm the Leased Vehicle’s make is within guidelines

iii.	Review the Lease Agreement and confirm the Model Year is on or after the oldest allowable model year

iv.	If steps (i) through (iii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-4

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(ii)           is written with respect to a Closed-End Vehicle that was, at the time of the origination of the related Closed-End Lease, a new vehicle or a dealer demonstration vehicle driven fewer than 6,000 miles,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm it is for a Closed-End lease

ii.	If the Leased Vehicle is not a used vehicle, confirm the Leased Vehicle has been driven fewer than the maximum miles allowed

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-5

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(iii)          was originated in the Five-State Area by a Dealer (a) for a Closed-End Obligor with a United States address and (b) in the ordinary course of such Dealer’s business,

Documents

Lease Agreement

Procedures to be Performed

i.	Confirm the lease was originated in the Five-State Area by a Dealer

ii.	Review the Lease Agreement and confirm the lease is a Closed-End lease

iii.	Review the Lease Agreement and confirm the Lessee’s address is located within the United States

iv.	If steps (i) through (iii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-6

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(iv)          has a remaining term to maturity, as of the Cut-Off Date of less than or equal to 59 months, and had an original lease term greater than or equal to 24 months and less than or equal to 60 months,

Documents

Data Tape

Lease Agreement

Procedures to be Performed

i.	Review the data tape and confirm the lease has a remaining term to maturity, as of the Cut-Off Date, which does not exceed the maximum allowable number of months

ii.	Review the Lease Agreement and confirm the number of payments, including any first and last payment if applicable, is within the original lease term limits

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-7

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(v)          was originated on or after July 5, 2016,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm it was originated on or after the oldest allowable date of origination

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-8

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(vi)          provides for level monthly payments that fully amortize the Adjusted Capitalized Cost of the lease at a contractual annual percentage rate to the related Contract Residual Value over the lease term and, in the event of a Closed-End Obligor initiated early termination, provides for payment of an Early Termination Charge

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm the product of the number of payments and the base monthly payment, together with any first and last payment if applicable, is equal to the Total of Base Monthly Payments

ii.	Review the Lease Agreement and confirm the Adjusted Capitalized Cost minus the Residual Value is equal to the Depreciation and any Amortized Amounts

iii.	Review the Lease Agreement and confirm that the “Depreciation” and any “Amortized Amounts” together with the “Rent Charge” equals the “Total of Base Monthly Payments”

iv.	If steps (i) through (iii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-9

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(vii)        that does not have a scheduled monthly payment for which more than $40 is more than 30 days past due as of the Cut-Off Date and is not a Defaulted Unit

Documents

Data Tape

Procedures to be Performed

i.	Review the data tape and confirm the lease is not more than 30 days past due as of the Cut-Off Date

ii.	If the lease is more than 30 days past due, confirm the delinquent payment amount does not exceed the maximum allowable amount

iii.	Review the data tape and confirm the Leased Vehicle has not been repossessed and sold

iv.	Review the data tape and confirm the Leased Vehicle has not been repossessed and held in inventory more than 90 days

v.	If steps (i) through (iv) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-10

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(viii)        is owned, and the related Closed-End Vehicle is owned, by the Titling Trust, free of all Liens (including tax liens, mechanics’ liens, and other liens other than any lien of the Closed-End Collateral Agent or any lien on the certificate of title that arise by operation of law), other than a Permitted Lien,

Documents

Title Documents

Procedures to be Performed

i.	Review the title documents (including any applications for title or DMV registration forms) and confirm the Titling Trust is listed as the owner of the leased vehicle

ii.	Review the title documents and confirm the VIN number matches that which is recorded on the Lease Agreement

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-11

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(ix)          was originated in compliance with, and complies in all material respect with, all material applicable legal requirements, including, to the extent applicable, the Federal Consumer Credit Protection Act, Regulation M of the Board of Governors of the Federal Reserve, all State leasing and consumer protection laws and all State and federal usury laws,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm it was completed electronically or, if completed on paper, confirm the contract form number and revision date are on the List of Approved Contract Forms

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-12

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(x)            is the valid, legal, and binding full-recourse payment obligation of the related Closed-End Obligor, enforceable against such Closed-End Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general or (b) general principles of equity,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm it was completed electronically or, if completed on paper, confirm the contract form number and revision date are on the List of Approved Contract Forms

ii.	Review the Lease Agreement and confirm it was signed by the Lessee and Co-lessee (if applicable)

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-13

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(xi)           was originated in compliance with Customary Servicing Practices,

Documents

 Lease Agreement

 Data Tape

 List of Purchase Office Associates

Procedures to be Performed

i.	Review the Lease Agreement and confirm it was completed electronically or, if completed on paper, confirm the form number and revision date are on the List of Approved Contract Forms

ii.	Review the Data Tape and confirm that the Lease was automatically approved by World Omni’s lease credit decision system or, if not automatically approved, was approved by an associate of World Omni’s purchase office that is on the List of Purchase Office Associates

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-14

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(xii)         is payable solely in U.S. dollars,

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm that all amounts are reported in U.S. dollars

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-15

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(xiii)        the Securitization Value of the related Closed-End Unit, as of the Cut-Off Date is no greater than $90,401.03.

Documents

Data Tape

Procedures to be Performed

i.	Review the data tape and confirm the lease has a Securitization Value that does not exceed the maximum allowable dollar amount

ii.	If step (i) is confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-16

 World Omni Financial Corp. Lease Agreed Upon Procedures

Representation

(xiv)        the related Closed-End Obligor of which is a person located in any State within the United States or the District of Columbia and is not (a) World Omni Corp. or any of its Affiliates, or (b) the United States of America or any State or local government or any agency or political subdivision thereof.

Documents

Lease Agreement

Procedures to be Performed

i.	Review the Lease Agreement and confirm the Lessee’s address is located within the United States

ii.	Review the Lease Agreement and confirm the Lessee and Co-lessee (if applicable) are not World Omni Corp. or any of its Affiliate or the United States of America or any State or local government or any agency or political subdivision thereof

iii.	If steps (i) and (ii) are confirmed, this will be a Test Pass

© 2017 Clayton Fixed Income Services LLC. All rights reserved.

This material is confidential and may not be copied, used or distributed without the written permission of Clayton Fixed Income Services LLC.

Sch. B-17